UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2024

Azenta, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25434	04-3040660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Summit Drive, Burlington, MA 01803
(Address of principal executive offices and Zip Code)
(978) 262-2400
(Registrant’s telephone number, including area code)

N/A
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($0.01 par value)	AZTA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 1, 2024 (the “Effective Date”), Azenta, Inc. (the “Company”) entered into a Cooperation Agreement (the “Cooperation Agreement”) with Politan Capital Management LP, a Delaware limited partnership, Politan Capital Management GP LLC, a Delaware limited liability company, Politan Capital NY LLC, a New York limited liability company, and Politan Capital Partners GP LLC, a Delaware limited liability company, (collectively, “Politan”) regarding the composition of the Company’s Board of Directors (the “Board”) and certain other matters.

Pursuant to the Cooperation Agreement, the Company agreed to, among other things: (a) increase the size of the Board by three (3) directors and appoint Quentin Koffey to the Board, effective November 1, 2024, with an initial term expiring at the Company’s 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”); (b) establish a new Value Creation Committee of the Board (the “Committee”); (c) appoint Mr. Koffey, William Cornog, Alan Malus, Martin Madaus and John Marotta to the Committee (collectively, the “Initial Value Creation Committee Members”), with Mr. Cornog appointed as the Chair of the Committee and Frank Casal appointed as a non-voting observer of the Committee (collectively with the Initial Value Creation Committee Members, the “Value Creation Committee Participants”); (d) appoint Mr. Koffey to the Human Resources and Compensation Committee of the Board; (e) nominate the Value Creation Committee Participants for election to the Board at the Company’s 2025 Annual Meeting; and (f) two directors serving on the Board immediately prior to the execution of the Cooperation Agreement not standing for re-election to the Board at the 2025 Annual Meeting.

The Cooperation Agreement includes certain voting commitments, standstill, confidentiality and mutual non-disparagement provisions (subject to certain customary carveouts) that generally remain in place until the earlier of (x) the date that is 30 days prior to the notice deadline under the Company’s Amended and Restated Bylaws for the nomination of director candidates for election to the Board at the Company’s 2026 Annual Meeting of Stockholders and (y) October 23, 2025.

The information set forth under Item 5.02 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

The Cooperation Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description of the Cooperation Agreement herein does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(d)

Effective November 1, 2024, the Board appointed each of Mr. Cornog and Mr. Malus (together with Mr. Koffey, the “New Directors”) as a member of the Board, with an initial term expiring at the 2025 Annual Meeting.

Pursuant to the Cooperation Agreement, on November 1, 2024, the Board appointed Mr. Koffey as a member of the Board, effective November 1, 2024, with an initial term expiring at the 2025 Annual Meeting. The Board also appointed (a) each of the Initial Value Creation Committee Members as a member of the Committee, with Mr. Casal as a non-voting observer of the Committee and (b) Mr. Koffey to the Human Resources and Compensation Committee of the Board. The Board has determined that each of the New Directors is independent under the standards of the Nasdaq Stock Market.

There are no arrangements or understandings between any of the New Directors and any other person pursuant to which he was selected or appointed a director, nor are there any transactions between any of the New Directors and the Company that would be reportable under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), other than with respect to the matters referenced under Item 1.01 of this Current Report on Form 8-K.

Each of the New Directors will participate in the Company’s standard director compensation program. Pursuant to this program, each of the New Directors will receive an annual board retainer of $80,000 as a non-employee member of the Board. In addition, each of the New Directors will receive an annual grant of unrestricted stock with a fair market value equal to $162,500, with the initial annual grant pro-rated in accordance with the compensation program for the number of days out of 365 that have elapsed since the date of the last annual equity award to non-employee directors.

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In connection with the appointments of the New Directors, the Board increased the current size of the Board from nine to 12.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 5.02 by reference.

Item 7.01	Regulation FD Disclosure.

On November 4, 2024, the Company issued a press release announcing its entry into the Cooperation Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

10.1
Cooperation Agreement, by and among the Company and Politan Capital Management LP, Politan Capital Management GP LLC, Politan Capital NY LLC, and Politan Capital Partners GP LLC, dated as of November 1, 2024

99.1	Press Release of Azenta, Inc., dated as of November 4, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZENTA, INC.

Date: November 4, 2024	By:	/s/ Jason W. Joseph
Jason W. Joseph
Senior Vice President, General Counsel and Secretary

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